UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest
 event reported): June 3, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange
Junior Subordinated Notes of PPL Capital Funding, Inc. 2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule
12b-2
under Exchange Act (17 CFR
240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events
Item 8.01 Other Events
On June 3, 2020, Kentucky Utilities Company (“KU”) issued $500,000,000 aggregate principal of 3.300% First Mortgage Bonds due 2050 (the “Bonds”).
The Bonds were issued under KU’s Indenture (the “Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 8 thereto (the “Supplemental Indenture”), dated as of May 15, 2020. The Bonds will be secured by the lien of the Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of KU’s real and tangible personal property located in Kentucky and used or to be used in connection with the generation, transmission and distribution of electricity, as described therein.
The Bonds are due June 1, 2050, subject to early redemption. KU intends to use the net proceeds from the sale of the Bonds toward the repayment of its 3.25% First Mortgage Bonds due November 1, 2020 and for other general corporate purposes.
The Bonds were offered under KU’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration Statement No.
 333-223142-01).
The Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4(a)	Supplemental Indenture No. 8, dated as of May 15, 2020, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.

4(b)	Officer’s Certificate, dated June 3, 2020 relating to the Bonds, pursuant to Section 201 and 301 of the Indenture.

5(a)	Opinion of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company.

5(b)	Opinion of Bracewell LLP as to the Bonds.

5(c)	Opinion of Stoll Keenon Ogden PLLC as to the Bonds.

23(a)	Consent of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company (included as part of Exhibit 5(a)).

23(b)	Consent of Bracewell LLP (included as part of Exhibit 5(b)).

23(c)	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(c)).

104	The Cover Page Interactive Data File is formatted as Inline XBRL and contained in Exhibits 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

Dated: June 3, 2020